                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): December 5, 2005

                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                     001-15223              76-0453392
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   (State or Other                (Commission           (IRS Employer
   Jurisdiction of                File Number)         Identification No.)
   Incorporation)

               87 Grandview Avenue, Waterbury, Connecticut 06708
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               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (203) 596-2236

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]    Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

     [ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

     [ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

     [ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
               DIRECTORS; APPOINTMENT OF PRINCIPLE OFFICERS.

         (b)   On December 5, 2005, Christopher J. Walls resigned as the
Chief Executive Officer, Registrant's President and General Counsel effective
December 5, 2005.

         (c)   On December 5, 2005, the Registrant named Dean J. Yimoyines,
M.D., age 58, Interim Chief Executive Officer, pending the closing of the
Registrant's merger with Refac, at which time it is expected that this position will be eliminated.

         Dr. Yimoyines has served as Chairman of the Registrant's Board of
Directors since August 13, 1999. Dr. Yimoyines also served as the Registrant's
Chief Executive Officer from August 13, 1999 to January 12, 2005 and as the
Registrant's President from August 13, 1999 to June 10, 2002. Dr. Yimoyines is the Chairman, President and Chief Executive Officer of the Registrant's medical affiliate, OptiCare P.C. and is a founder of the Registrant's subsidiary,
OptiCare Eye Health Centers, Inc., and has served as the Chairman, President and
Chief Executive Officer of OptiCare Eye Health Centers, Inc. since 1985. He graduated with distinction from the George Washington School of Medicine. He completed his ophthalmology residency at the Massachusetts Eye and Ear
Infirmary, Harvard Medical School. Dr. Yimoyines completed fellowship training in vitreoretinal surgery at the Retina Associates in Boston. He is a graduate of the OPM (Owner / President Management) program at Harvard Business School and is a Fellow of the American Academy of Ophthalmology.

         On January 12, 2005, Dr. Yimoyines entered into a Transition Agreement with the Registrant and an Employment Agreement with the Registrant's medical affiliate, OptiCare P.C. The material terms of these agreements and the related transactions are incorporated herein by reference to the Registrant's Current
Report on Form 8-K filed with the Securities and Exchange Commission on January
19, 2005 (File No. 001-15223) (the "Previous Form 8-K") and to "Item 12.
Security Ownership of Certain Beneficial Owners and Management and Related Stock
Matters" of the Registrant's Annual Report on Form 10-K for the year ended
December 31, 2004, as amended, as filed with the Securities and Exchange
Commission (File No. 001-15223) (the "Form 10-K"). Dr. Yimoyines will not receive any additional compensation for serving as the Registrant's Interim
Chief Executive Officer.

         In addition, on January 12, 2005, the Registrant's wholly-owned subsidiary, OptiCare Acquisition Corp., entered into an Asset Purchase Agreement
(the "Asset Purchase Agreement") with Wise Optical, LLC and AECC/Pearlman Buying
Group, LLC, both entities formed by Dr. Yimoyines, pursuant to which these entities purchased the Registrant's Distribution Division. In connection with the Asset Purchase Agreement, the Registrant entered into a Supply Agreement with these entities and entered into Amendment No. 1 to the Professional
Services and Support Agreement dated as of December 1, 1995 with OptiCare Eye
Health Centers, Inc. and OptiCare P.C. Also, on January 12, 2005, the Registrant
entered into a Series D Preferred Stock Purchase Agreement and Amendment No. 2
to Registration Rights Agreement dated as of January 25, 2002, as amended, with
Linda Yimoyines, spouse of Dr.

Yimoyines. The material terms of these agreements and the related transactions as well as additional relationships between the Registrant and Dr. Yimoyines are incorporated herein by reference to the Previous Form 8-K and to "Item 13.
Certain Relationships and Related Transactions" of the Form 10-K.

         A copy of the press release, dated December 7, 2005, announcing the departure of Mr. Walls and the appointment of Dr. Yimoyines is attached to this
Current Report on Form 8-K as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

         99.1  Press Release issued by the Registrant dated December 7, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OPTICARE HEALTH SYSTEMS, INC.
                                        (Registrant)

Date: December 8, 2005                  by: /s/ Vincent S. Miceli
                                           ----------------------------------
                                        Name:   Vincent S. Miceli
                                        Title:  Corporate Controller and Chief
                                                Accounting Officer

                                  EXHIBIT INDEX
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Exhibit
Number                     Description
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99.1                       Press Release issued by the Registrant dated
                           December 7, 2005.